UBS Money Series

UBS Select Government Institutional Fund

UBS Select Government Preferred Fund

Supplement to the Prospectuses (each, a “Prospectus” and together, the “Prospectuses”) dated March 29, 2016

August 22, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectuses for UBS Select Government Institutional Fund and UBS Select Government Preferred Fund (each, a “Fund” and together, the “Funds”) regarding a new voluntary fee waiver for the Funds.

The Prospectus for each Fund is hereby supplemented as shown below.

Effective from August 22, 2016 through October 31, 2016, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.04% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at each feeder fund level) in order to voluntarily reduce each Fund’s expenses by 0.08%. (Such fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of each Fund’s Prospectus.)

Effective from November 1, 2016 through December 31, 2016, UBS AM will voluntarily waive 0.04% of its administrative fees for each Fund.

UBS AM may voluntarily waive additional fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue any additional voluntary waivers. Waivers may affect the Fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-836